SETTLEMENT AGREEMENT


      This Settlement Agreement (the "Agreement") is made effective as of the 29th day of September, 2000, by and between AAROW Environmental Group, Inc., a Nevada corporation a/k/a AARO Broadband Wireless Communications Corporation ("AARO
Broadband"),   Getmore  Communications,  Inc.,   an   Oklahoma
corporation ("Getmore"), GKD, Inc., an Oklahoma corporation ("GKD"), Ronald L. Baker, an individual ("Baker"), Gary Duke,
an   individual  ("Duke")  (collectively,  "AARO");  Broadband
Wireless International Corporation, f/k/a Black Giant Oil Company, a Nevada corporation ("Broadband"), by and through Peter Bradford, Esq., duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, in Case No. CIV-00-1375, United States District Court, Western
District   of  Oklahoma,  pursuant  to  an  Order   Appointing
Temporary Receiver entered same date (the "Receiver Order"); and Ivan Webb, an individual ("Webb") (collectively, "BBAN");
and   BroadCom  Wireless  Communications  Corporation,   a/k/a
BroadCom   Communications  Group,  a/k/a  Broadband   Wireless
Communications    Corporation,   an    Oklahoma    corporation
("BroadCom")  by  and  through  Peter  Bradford,  Esq.,   duly
appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, pursuant to the Receiver Order; and Black Giant Resources Corporation, an Oklahoma corporation ("Black Giant Resources") by and through Peter Bradford, Esq., duly appointed Receiver for Broadband by United States District Judge Tim Leonard on August 11, 2000, pursuant to the Receiver Order; and each of the Purchasers identified in Section 2.1 hereof (the "Stipe Group").


            I.  HISTORY AND PURPOSE OF THE AGREEMENT

           1.1 Beginning in 1999, Getmore, GKD, Baker, and Duke in good faith entered into numerous different written and oral agreements with BBAN, BroadCom, Black Giant Resources and others for the purpose of creating and funding businesses proficient in high speed internet and wireless related services. Getmore, GKD, Baker, and Duke have alleged in the various civil actions hereinafter identified that BBAN,
BroadCom, Black Giant Resources and others breached those agreements. As a result of those alleged breaches of agreements, Baker in good faith rescinded his agreements with BBAN, BroadCom, Black Giant Resources and others.

           1.2 The United States Securities and Exchange Commission initiated a civil action on August 11, 2000, in the United States District Court, Western District of Oklahoma, Case No. CIV-00-1375, against BBAN, BroadCom, Black Giant Resources, Webb and others for alleged violations of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The District Court issued in that civil action on August 11, 2000, a Temporary
Restraining Order, Asset Freeze and Order Requiring Accountings, Prohibiting Destruction and Alteration of Documents. At the same time, the District Court entered an Order Appointing Temporary Receiver.

           1.3 It is the purpose of this Agreement to accomplish a complete and final settlement of all claims, demands, differences and causes of action between AARO,
Getmore,  GKD,   Baker,  Duke,  BBAN,  BroadCom,  Black  Giant
Resources,   the  Stipe  Group  and  each  of  the   officers,

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directors,    agents,    employees,    representatives,    and
shareholders thereof, with respect to the disputes described below.


                         II.  RECITALS

           2.1 Beginning on or about February 15, 2000, Broadband offered and sold debentures ("Debentures") to a limited number of individuals. On or about February 15, 2000, members of the Stipe Group purchased the Debentures, as follows:

Debenture No.       Purchaser                Amount
____________        _________                ______

A-001               Gene Stipe               $25,000
A-002               Gene Stipe               $25,000
A-003               Eddie Harper             $25,000
A-004               Eddie Harper             $25,000
A-005               Viking Group             $25,000
A-006               Jerry Miller Trust       $25,000
A-007               Jerry Miller Trust       $25,000
A-008               Gene Stipe               $25,000
A-009               Steve Copeland           $25,000
A-010               Stra, LLC                $25,000
A-011               John Thetford            $25,000
A-012               Eddie Harper             $25,000
A-013               Eddie Harper             $25,000
A-014               Gene Stipe               $25,000
A-015               Gene Stipe               $25,000
A-016               Sam Lovera               $25,000
A-017               Steve Copeland           $25,000
A-018               Eric Bohne               $25,000
A-009               Don Brown                $50,000
                                            ________
TOTAL                                       $500,000

           2.2 Beginning on or about May 15, 2000, AARO Broadband issued 1,400,000 restricted warrants ("Restricted Warrants") to a limited number of individuals with a strike price of $.375. Said warrants were issued to the following individuals ("Restricted Warrant Holders") in the corresponding amounts:

Harper         216,666
Morsett        750,000
Stipe          216,667
Thetford       216,667

           2.2 On or about May 24, 2000, Broadband filed a civil action in the District Court of Oklahoma County, Oklahoma styled Broadband Wireless International Corporation, f/k/a Black Giant Oil Company vs. Ronald L. Baker, AAROW Environmental Group, Inc., a/k/a AARO Broadband Wireless

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Communications Corporation, and Getmore Communications,  Inc.,
Case No. CJ-2000-3816 (the "First Civil Action"), wherein Broadband alleged, among other things, claims against Baker,
Getmore  and  AARO  for negligent misrepresentation.   In  the
First   Civil   Action  Baker  filed  counter-claims   against
Broadband, and third party claims against Webb, Knight and BroadCom alleging, among other things, claims for breach of contract, violations of federal and state securities laws, fraud and conversion.

           2.3 On or about July 14, 2000, BroadCom and Black Giant Resources filed a civil action in the District Court of Oklahoma County, Oklahoma styled BroadCom Wireless Communications, Corp and Black Giant Resources Corporation vs. Ronald L. Baker, ARROW Environmental Groups, Inc., a/k/a AARO Broadband Wireless Communications Corporation, and Getmore Communications, Inc., Case No. CJ-2000-5129 (the "Second Civil Action"), wherein BroadCom and Black Giant Resources alleged, among other things, claims against Baker, Getmore and AARO for negligent misrepresentation.

           2.4 On or about June 30, 2000, Gary Duke, Ron Baker, and GKD, Inc. filed a civil action in the District Court of Oklahoma County, Oklahoma styled Gary Duke, Ron Baker, and GKD, Inc. vs. BroadCom Wireless Communications Corporation, Case No. CJ-2000-4813 (the "Third Civil Action"), wherein Gary Duke, Ron Baker, and GKD, Inc. alleged, among other things, claims against BroadCom for conversion and fraud.

           2.5 AARO, BBAN, Black Giant Resources, the Stipe Group and BroadCom desire to compromise and resolve all claims against one another and have reached an agreement finally resolving all of the claims each of them has against the other, both in the First Civil Action, the Second Civil Action, and the Third Civil Action, and otherwise asserted or unasserted but as may be claimed to exist as of the date hereof.


                   III.  TERMS OF SETTLEMENT

           In consideration of the mutual covenants as set forth herein, the parties hereto agree as follows:

          3.1 Purchase and Assignment of Claims of Broadband. AARO shall forthwith begin soliciting purchasers (the "Assigned Claims Purchasers") for the asserted and unasserted claims of Broadband in the First Civil Action, Second Civil Action and Third Civil Action as against Baker, AARO Broadband, Getmore, GKD and Duke (the "Assigned Claims"). The Assigned Claims Purchasers shall be identified on or before the hearing date for approval of this Settlement Agreement by the United States District Court for the Western District of Oklahoma ("Approval Hearing") pursuant to Section
3.1.4 hereof. The aggregate purchase price for the Assigned Claims shall be $400,000.00 ("Purchase Price"). The terms of the purchase of the Assigned Claims shall be $200,000.00 payable to the Escrow Agent (as defined in Section 3.2 hereof) on or before the Approval Hearing, and the remaining $200.000.00 shall be paid to the Receiver within sixty (60) days after the Approval Hearing. If, however, the Assigned Claims Purchasers do not pay the remaining $200,000.00, then AARO shall pay the $200,000.00 to the Receiver on or before

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sixty   (60)   days   after   the  Approval   Hearing.    Such
solicitations by AARO shall be made solely on a non-public basis, and shall be made solely to "accredited investors," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as Solicitations for Assigned Claims Purchasers may only be made by duly authorized officers and/or directors of AARO and no direct remuneration for such sales shall be paid by AARO, the Receiver, the Assigned Claims
Purchasers or any other person to such officers and/or directors. All Assigned Claims Purchasers shall be required to execute such subscriptions documents and assignment of claims agreements as shall be reasonably required by AARO Broadband and the Receiver, respectively, and all such documentation and the consummation of the transactions contemplated hereby shall be contingent upon the approval of this Agreement by the United States District Court for the Western District of Oklahoma.

          3.2 Escrow of Settlement Stock, New Warrants and Cash. Upon execution of this Agreement, AARO Broadband shall promptly cause to be delivered to MidFirst Bank ("Escrow Agent"), as the escrow agent for Receiver, an aggregate of 3,000,000 shares of duly authorized, but unissued AARO common stock, $.001 par value per share (the "Settlement Stock"). Upon execution of this Agreement, AARO Broadband shall further promptly cause to be delivered to The Escrow Agent 1,399,998 new warrants, the attributes of which shall be identical in form and substance to the Restricted Warrants identified in
Section 2.2 hereof (the "New Warrants"). The Escrow Agent shall accept and hold pursuant to the terms of this Agreement:
(i) the Settlement Stock; (ii) the New Warrants; and (iii) all of the funds paid by the Assigned Claims Purchasers pursuant to Section 3.1 hereof.

          3.3 Court Approval of Settlement Agreement. Promptly upon execution of this agreement by all parties hereto, the Receiver, AARO and Baker shall undertake to obtain the approval of the terms and conditions of this Agreement in accordance with the Order Approving Temporary Receiver dated August 11, 2000, and provisions of Section 3(a)(10) of the 1933 Act, such that the Settlement Stock may be sold by the Receiver to the Subscribers without restriction under the 1933 Act.

          3.4 Attributes of Settlement Stock and New Warrants. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in sections 3.1 and 3.2, above, the Settlement Stock and New Warrants shall be deemed to be free-trading stock exempt from registration pursuant to Section 3(a)(10) of the 1933 Act.

           3.5 Cash Payments. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Sections 3.1, 3.2 and 3.3, above, the Escrow Agent shall: (i) release the cash proceeds received from the Assigned Claim Purchasers to the Receiver; and (ii) release the Settlement Stock to the Assigned Claims Purchasers. In the event that, for any reason the United States District Court does not approve the terms and conditions of this Agreement pursuant to Section 3.3 hereof, the Escrow Agent shall return the Settlement Stock to AARO Broadband and return the money paid by the Assigned Claims Purchasers.

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          3.6  Return of Certain BBAN Stock of Baker and Duke.
Pursuant to various agreements entered into between BroadCom, Getmore, GKD, Baker and Duke, Baker and Duke received from  BBAN  a total of 2,700,000 shares of common  stock  of
BBAN.   Promptly upon approval of this  Agreement  by
the District Court and payment of the full Purchase Price, Baker and Duke shall take all steps necessary to cause to be delivered to BBAN physical possession of 2,700,000 such shares of common stock, and the Escrow Agent shall distribute 200,000 shares of the Settlement Stock to Duke.

           3.7  Assumption of Debenture Liability.  Upon entry
of   an  appropriate  court  order  approving  the  terms  and
conditions of this Agreement as set forth in Section 3.3 above, the Debentures, as identified in Section 2.1 hereof, shall be deemed to have been surrendered by the Stipe Group to Broadband, and deemed to have been cancelled by Broadband. The Stipe Group shall thereupon be deemed to have released and discharged BBAN and its officers and directors, past and present, from any liability arising out of the Debentures purchased by the Stipe Group. AARO Broadband shall thereupon be deemed to have cancelled and thereafter deemed void the
said Debentures.   In consideration of the cancellation of said
debentures by AARO Broadband, the Escrow Agent shall release 1,000,000 shares of the Settlement Stock to the Stipe Group based upon their proportionate share of ownership in said debentures as set forth in Section 2.1 hereof.

           3.8   Cancellation  of Restricted  Warrants.   Upon
entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, The Restricted Warrants, as identified in Section 2.2 hereof, shall be deemed to have been surrendered by the
Restricted  Warrant Holders to AARO  Broadband.   The
Restricted Warrant Holders shall thereupon be deemed  to
have   released and discharged AARO Broadband and its officers
and directors, past and present, from any liability arising out of the Restricted Warrants purchased by the Restricted Warrant Holders. AARO Broadband shall thereupon be deemed to have cancelled and thereafter deemed void the said Restricted
Warrants.   In consideration of the cancellation of said
Restricted Warrants by AARO Broadband,  the  Escrow Agent shall
release 1,400,000  New  Warrants  to  the  Restricted   Warrant
Holders based upon their proportionate share of ownership in the Restricted Warrants as set forth in Section 2.2 hereof.

          3.9  Dismissal of First Civil Action.

                3.9.1 Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Broadband shall execute and deliver to Baker and AARO a Dismissal With Prejudice of all of the claims asserted by it in the First Civil Action.
A copy of the form of such Dismissal With Prejudice is attached hereto as Exhibit A. Upon receipt of such Dismissal With Prejudice, Baker and AARO shall thereafter promptly
file  such  Dismissal  With Prejudice   with  the  District
Court of Oklahoma County, Oklahoma.

                3.9.2 Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Baker shall execute and deliver to BBAN and BroadCom a Dismissal With Prejudice of all of the counter-claims and third party claims (except as to claims against Don Knight) asserted by him in the First Civil Action. A copy of

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the  form of such Dismissal With Prejudice is attached  hereto as  Exhibit B.  Upon receipt of such Dismissal With Prejudice,
BBAN   and  BroadCom  shall  thereafter  promptly  file   such
Dismissal  With Prejudice with the District Court of  Oklahoma
County, Oklahoma.

           3.10  Dismissal of Second Civil Action.  Upon entry
of   an  appropriate  court  order  approving  the  terms  and
conditions of this Agreement as set forth in Section 3.3 above, BroadCom Wireless Communications Corporation and
Black Giant Resources Corporation  shall execute and deliver to  Baker  and  AARO  a Dismissal With Prejudice of the Second
Civil Action.   A  copy of the form of Dismissal With Prejudice
is attached hereto as Exhibit C. Baker and AARO shall thereafter promptly file such Dismissal With Prejudice with the District Court of Oklahoma County, Oklahoma.

           3.11 Dismissal of Third Civil Action. Upon entry of
an  appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above, Baker, Duke and Getmore shall execute and deliver to BroadCom Wireless Communications Corporation and Black Giant Resources Corporation a Dismissal With Prejudice of the Second Civil Action (except as to claims against Don Knight). A copy of the form of Dismissal With Prejudice is attached hereto as Exhibit D. BroadCom Wireless Communications Corporation and Black
Giant Resources Corporation shall thereafter promptly file such
Dismissal With Prejudice   with  the  District  Court  of
Oklahoma County, Oklahoma.

           3.12 General Release of Baker, Duke, Getmore, GKD, Inc., the Stipe Group and AARO. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Broadband, BroadCom, Black Giant Resources, and Webb each, individually and collectively, for themselves and their respective officers, directors, heirs, successors and assigns, hereby release, discharge, and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which they, their officers, directors, agents, employees, heirs, personal representatives, attorneys, insurance carriers, successors and assigns ever had, now has, or may claim to have, against AARO, Getmore, GKD, the Stipe Group, Baker and Duke, their respective past and present partners, members, trustees, beneficiaries, principals, employers, officers, shareholders, directors, employees, attorneys, insurance carriers, agents, heirs, related corporations, subsidiaries, personal representatives, successors and assigns.

           3.13 General Release of Broadband, BroadCom, Black Giant Resources, and Webb. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Baker, Duke, Getmore, GKD, the Stipe Group and AARO each, individually and collectively, for themselves and their respective officers, directors, heirs, successors and assigns, hereby release, discharge, and relinquish any and all claims whatsoever, demands, causes of action, whether in law or in equity, whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, whether heretofore asserted or not, which they, their officers, directors, agents, employees, heirs, personal representatives, attorneys, insurance carriers, successors and assigns ever had, now has, or may claim to have, against Broadband, BroadCom, Black Giant Resources, and Webb (but not

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Don Knight), and, except for Don Knight, their respective past
and   present   partners,  members,  trustees,  beneficiaries,
principals,  employers,  officers,  shareholders,   directors,
employees,  attorneys,  insurance  carriers,  agents,   heirs,
related corporations, subsidiaries, personal representatives, successors and assigns.

           3.14 Specific Release of GKD Related Claims. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Duke and Baker, in their individual capacity, specifically release, discharge, and relinquish any and all claims, demands or causes of action that they had, may have, or which may hereafter accrue against Broadband, BroadCom, Black Giant Resources, and Webb (but not Don Knight), and arising out of any alleged sale, exchange or transfer of any stock or other ownership interest in or to GKD, Inc. Broadband, BroadCom, Black Giant Resources, and
Webb specifically release, discharge, and relinquish any and all claims, demands or causes of action that they had, may have, or which may hereafter accrue against Duke or Baker and arising out of any alleged sale, exchange or transfer of any stock or other ownership interest in or to GKD, Inc.
Broadband, BroadCom, Black Giant Resources, and Webb acknowledge that they, and each of them, have no stock or other equitable or legal ownership interest in or claim to GKD, Inc.


                      IV.  INDEMNIFICATION

           4.1 Indemnification of AARO. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, Broadband hereby agrees to indemnify and hold harmless AARO and each officer, director and employee (whether past, present or future) of AARO against and in respect of all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of one or more shares of common stock of Broadband in connection with both this Settlement Agreement and the various claims of Broadband finally resolved and settled hereby, and any judgments, attorney's fees, costs and expenses associated therewith.

          4.2 Indemnification of Broadband. Upon entry of an appropriate court order approving the terms and conditions of this Agreement as set forth in Section 3.3 above and payment of the full Purchase Price, AARO hereby agrees to indemnify and hold harmless the Receiver, Broadband and each officer, director and employee (whether past, present or future) of Broadband against and in respect of all actions, suits, proceedings, demands, and assessments brought by any past, present or future holder of one or more shares of common stock of AARO in connection with both this Settlement Agreement and the various claims of AARO finally resolved and settled hereby, and any judgments, attorney's fees, costs and expenses associated therewith.


                  V.  MISCELLANEOUS PROVISIONS

           5.1 Press Releases. Neither AARO nor BBAN shall issue any press release describing or in any way referring to this Settlement Agreement without the prior written approval of the other. AARO and BBAN shall each work in good faith to prepare either a mutually acceptable joint release or mutually acceptable separate releases.

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           5.2   Compromise.  The parties agree that they  are
entering  into  this  Agreement as a  compromise  of  disputed
claims  to  avoid  the  cost and expense  of  litigation.   By
entering into this Agreement, none of the parties hereto admits any wrongdoing, liability or obligation whatsoever.

           5.3 Additional Documents. All parties agree to furnish any additional information and execute any and all additional documents not inconsistent with the provisions of this Agreement which may be required by, or as may be necessary or proper to carry out effectively, the provisions and purposes of this Agreement.

            5.4 Partial Invalidity. If a part of this Agreement is declared to be illegal or unenforceable by a court of competent jurisdiction, then the remainder shall be construed as a valid, enforceable contract, if practical.

           5.5 Entire Agreement. This Agreement embodies the entire agreement between the parties hereto with respect to the matters involved herein and supersedes any previous negotiations or agreements between the parties with respect to such matters. This Agreement was not executed in reliance upon any statement or representation by either party other than those set forth above. This Agreement may not be modified except by a subsequent agreement in writing signed by all affected parties. No amendment or modification of this Agreement shall be effective unless executed in writing by the parties affected by such amendment or modification.

           5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which constitutes an original and all of which taken together shall constitute one and the same agreement.

           5.7 Authority to Execute. The signatories hereto each warrant that they have the authority to enter this Agreement, and any related documents, on behalf of the individual and/or entity on whose behalf they execute said documents.

           5.8   Binding  Effect.   This  Agreement  shall  be
binding  upon  and inure to the benefit of the parties  hereto
and    their   successors,   assigns,   heirs   and   personal
representatives.

           5.9 Paragraph Headings. The paragraph headings contained herein are included for convenience and reference purposes only and are not to be used in construing or interpreting this Agreement.

           5.10 Time of Essence. Time is of the essence of this Agreement.

           5.11 Governing Law. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of Oklahoma.

            5.12 Enforceability. The covenants of this Agreement shall be specifically enforceable. In the event either party shall file an action to enforce the obligations imposed on the other party, the prevailing party shall be entitled to its costs and expenses, including a reasonable attorney's fee, incurred in connection with enforcement of such obligations.

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     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement to be effective as of the day and year first above written.

                              BROADBAND WIRELESS INTERNATIONAL
                              CORPORATION, f/k/a BLACK  GIANT
                              OIL COMPANY, a Nevada corporation


                              By:  /s/ Peter Bradford
                                 ______________________________
                              Its:  Receiver


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ JoAnn Mickle
                              _________________________________
                              Notary Public

My Commission Expires:

  1-26-2002
______________________
(SEAL)

                              AAROW ENVIRONMENTAL GROUP, INC.,
                              a Nevada corporation


                              By: /s/ Ronald L. Baker
                                 _________________________
                              Its:  President


ATTEST:

/s/ Herbert Canfield
________________________
Asst. Secretary
(SEAL)

                    CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Ronald L. Baker, known to me to be the person whose name is subscribed to the foregoing instrument as President of AARO Broadband Wireless Communications Corporation, and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ Carla Bensinger
                              ____________________________________
                              Notary Public

My Commission Expires:

  5-12-2004
______________________
(SEAL)

                              BROADCOM WIRELESS COMMUNICATIONS
                              CORPORATION, an Oklahoma   corporation


                              By: /s/ Peter Bradford
                                 ______________________________________
                              Its:  Receiver


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 20th day of September, 2000.


                                /s/ JoAnn Mickle
                              ____________________________________
                              Notary Public
My Commission Expires:

  1-26-2002
______________________
(SEAL)

                              BLACK GIANT RESOURCES CORPORATION,
                              an Oklahoma corporation


                              By: /s/ Peter Bradford
                                 ______________________________________
                              Its:  Receiver


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Peter Bradford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ JoAnn Mickle
                              ____________________________________
                              Notary Public
My Commission Expires:

  1-26-2002
______________________
(SEAL)

                              GETMORE COMMUNICATIONS, INC.,
                              an Oklahoma corporation


                              By: /s/ Gary Duke
                                 _____________________________________
                              Its:   President
ATTEST:


________________________
Secretary
(SEAL)


                    CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Gary Duke, known to me to be the person whose name is subscribed to the foregoing instrument as President of Getmore Communications, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

      Given under my hand and seal of office this 20th day of September, 2000.

                              /s/ Sarah M. Hernandez
                              ___________________________________
                              Notary Public

My Commission Expires:

  8-4-2004
______________________
(SEAL)

                             GKD, INC., an Oklahoma corporation


                             By: /s/ Gary Duke
                                _______________________________
                              Its:  President

ATTEST:

________________________
Secretary
(SEAL)


                    CORPORATE ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Gary Duke, known to me to be the person whose name is subscribed to the foregoing instrument as President of GKD, Inc., and acknowledged to me that he is authorized to execute on behalf of the corporation, and that he executed the same for the purposes and consideration therein expressed in the capacity herein stated and as the act and deed of the corporation.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ Sarah M. Hernandez
                              ___________________________________
                              Notary Public

My Commission Expires:

  8-4-2004
______________________
(SEAL)

                               /s/ Ronald L. Baker
                              ____________________________________
                              Ronald L. Baker, an individual


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Ronald L. Baker, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ Carla Bensinger
                              ___________________________________
                              Notary Public

My Commission Expires:

  5-12-2004
______________________
(SEAL)

                               /s/ Gary Duke
                              ____________________________________
                              Gary Duke, an individual


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF OKLAHOMA       )

      Before me, the undersigned authority, on this day personally appeared Gary Duke, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as her free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 20th day of September, 2000.


                               /s/ Sarah M. Hernandez
                              ___________________________________
                              Notary Public

My Commission Expires:

  8-4-2004
______________________
(SEAL)

                              /s/ Ivan W. Webb
                              ____________________________________
                              Ivan W. Webb, an individual


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF TEXAS           )
                         )  ss.
COUNTY OF EASTLAND       )

      Before me, the undersigned authority, on this day personally appeared Ivan W. Webb, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

      Given under my hand and seal of office this 21st day of September, 2000.



                              ___________________________________
                              Notary Public

My Commission Expires:

  6-22-2001
______________________
(SEAL)

                              THE STIPE GROUP


                              By: /s/ John M. Thetford
                                 ____________________________________
                                 John  M. Thetford
                                 Attorney-in-Fact


                   INDIVIDUAL ACKNOWLEDGMENT

STATE OF OKLAHOMA        )
                         )  ss.
COUNTY OF TULSA          )

      Before me, the undersigned authority, on this day personally appeared John Thetford, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth, and pursuant to the Power of Attorney attached hereto as Exhibit E.

      Given under my hand and seal of office this 28th day of September, 2000.


                          /s/ Cynthia S. Goins
                         ___________________________________________
                         Notary Public

My Commission Expires:

  10/03/02
______________________
(SEAL)

             THE DISTRICT COURT OF OKLAHOMA COUNTY

                       STATE OF OKLAHOMA


BROADBAND WIRELESS                    )
INTERNATIONAL CORPORATION,            )
f/k/a BLACK GIANT OIL COMPANY,        )
a Nevada corporation,                 )
                                      )
               Plaintiff,             )
                                      )
vs.                                   )    Case No. CJ-2000-3816
                                      )
RONALD L. BAKER, AAROW                )
ENVIRONMENTAL GROUP, INC.             )
a/k/a AARO BROADBAND WIRELESS         )
COMMUNICATIONS CORPORATION,           )
an Arkansas corporation; and GETMORE  )
COMMUNICATIONS, INC., an Oklahoma     )
corporation,                          )
                                      )
               Defendants.            )


                   DISMISSAL WITH PREJUDICE
                   ________________________

       The   Plaintiff,   Broadband   Wireless   International

Corporation, f/k/a Black Giant Oil Company, by and through its

Court  Appointed Receiver, Peter B. Bradford, hereby dismisses with prejudice the within action against Defendants, Ronald L.

Baker,  AAROW  Environmental Group, Inc. a/k/a AARO  Broadband

Wireless  Communications Corporation and Getmore Communications,

Inc. in its entirety, each party to their own costs and attorneys'

fees.


                             EXHIBIT "A"

                              _______________________________________
                              TIMOTHY J. BOMHOFF, OBA#13172
                              CONNER & WINTERS, P.C.
                              One  Leadership  Square,  Suite 1700
                              211 North Robinson
                              Oklahoma City, OK  73102-7101
                              (405) 272-5711
                              (405) 232-2695 - facsimile

                              ATTORNEY FOR PETER B. BRADFORD,
                              COURT APPOINTED RECEIVER FOR
                              PLAINTIFF, BROADBAND WIRELESS
                              INTERNATIONAL CORPORATION
                              f/k/a BLACK GIANT OIL COMPANY

                    CERTIFICATE OF SERVICE

      This is to certify that a true and correct copy of the above and foregoing instrument was mailed this ___ day of September, 2000, by U.S. Mail, first-class, postage prepaid, to:

     Clell I. "Skip" Cunningham, III
     Dunn, Swan & Cunningham, P.C.
     2800 Oklahoma Tower
     210 West Park Avenue
     Oklahoma City, OK  73102

     Eddie Harper
     Gene Stipe
     Stipe Law Firm
     P.O. Box 1368
     McAlester, OK  74502

     John M. Thetford
     Stipe Law Firm
     2417 E. Skelly Drive
     P.O. Box 701110
     Tulsa, OK  74170

                              CONNER & WINTERS, P.C.



                              _______________________________________
                              TIMOTHY J. BOMHOFF

                   G:\TBOM\BroadBand\Baker-1\DISMISSAL.W-PREJUDICE.wpd

             THE DISTRICT COURT OF OKLAHOMA COUNTY

                       STATE OF OKLAHOMA


BROADBAND WIRELESS                    )
INTERNATIONAL CORPORATION,            )
f/k/a BLACK GIANT OIL COMPANY,        )
a Nevada corporation,                 )
                                      )
               Plaintiff,             )
                                      )
vs.                                   )    Case No. CJ-2000-3816
                                      )
RONALD L. BAKER, AAROW                )
ENVIRONMENTAL GROUP, INC.             )
a/k/a AARO BROADBAND WIRELESS         )
COMMUNICATIONS CORPORATION,           )
an Arkansas corporation; and GETMORE  )
COMMUNICATIONS, INC., an Oklahoma     )
corporation,                          )
                                      )
               Defendants.            )


                   DISMISSAL WITH PREJUDICE
                   _________________________

       The   Defendant, Ronald L. Baker, by and through his counsel,

hereby dismisses with prejudice his counterclaims in the within action against Plaintiff, Broadband Wireless International

Corporation, f/k/a Black Giant Oil Company, in their entirety.

Defendant, Ronald L. Baker, further dismisses, with prejudice, his third party claims against third party defendants, BroadCom Wireless

Communications Corporation, and Ivan W. Webb, each party to bear their own costs and attorneys' fees.  Defendant, Ronald L. Baker preserves all of his claims against third party defendant, Don L.

Knight


                             EXHIBIT "B"

                              _______________________________________
                              CLELL I. CUNNINGHAM III, OBA#2093
                              DUNN SWAN & CUNNINGHAM
                              2800 Oklahoma Tower
                              210 Park Avenue
                              Oklahoma City, OK 73102
                              (405) 235-8318
                              (405) 235-9605 - facsimile

                              ATTORNEY FOR DEFENDANT,
                              RONALD L. BAKER


                              ______________________________________
                              GENE STIPE, OBA#8642
                              EDDIE HARPER, OBA#3878
                              STIPE LAW FIRM
                              P.O. Box 1368
                              McAlester, OK 74502
                              (918) 423-0421
                              (918) 423-0266 - facsimile

                               -and-

                              JOHN M. THETFORD, OBA#12892
                              2417 East Skelly Drive
                              P.O. Box 701110
                              Tulsa, OK 74170-1110
                              (918) 749-0749
                              (918) 747-0751 - facsimile


                              ATTORNEYS FOR DEFENDANT,
                              AAROW ENVIRONMENTAL GROUP, INC.,
                              a/k/a AARO BROADBAND WIRELESS
                              COMMUNICATIONS CORPORATION
                              and GETMORE COMMUNICATIONS, INC.

                    CERTIFICATE OF SERVICE

      This is to certify that a true and correct copy of the above and foregoing instrument was mailed this ___ day of September, 2000, by U.S. Mail, first-class, postage prepaid, to:

     Timothy J. Bomhoff
     Conner & Winters
     One Leadership Square, Suite 1700
     211 North Robinson
     Oklahoma City, OK 73102-7101




                             _______________________________________
                             CLELL I. CUNNINGHAM III

















G:\TBOM\BroadBand\Baker-1\DISMISSAL.W-PREJUDICE-2.wpd

           IN THE DISTRICT COURT OF OKLAHOMA COUNTY

                       STATE OF OKLAHOMA


BROADCOM WIRELESS                     )
COMMUNICATIONS CORP., an              )
Oklahoma corporation, and BLACK       )
GIANT RESOURCES CORPORATION,          )
an Oklahoma corporation,              )
                                      )
               Plaintiffs,            )
                                      )
vs.                                   )    Case No. CJ-2000-5129
                                      )
RONALD L. BAKER, AAROW                )
ENVIRONMENTAL GROUPS, INC.            )
a/k/a AARO BROADBAND WIRELESS         )
COMMUNICATIONS CORPORATION,           )
an Arkansas corporation; and GETMORE  )
COMMUNICATIONS, INC., an Oklahoma     )
corporation,                          )
                                      )
               Defendants.            )


                   DISMISSAL WITH PREJUDICE
                   _________________________

      The  Plaintiffs, BroadCom Wireless Communications  Corp.

and  Black  Giant  Resources Corporation, by and  through  its

Court Appointed Receiver, Peter B. Bradford,  hereby  dismiss with prejudice the within action against Defendants, Ronald L.

Baker,  AAROW Environmental Groups, Inc., a/k/a AARO Broadband

Wireless Communications Corporation and Getmore Communications,

Inc. in its entirety, each party to bear their own costs and attorneys' fees.



                              EXHIBIT "C"

                              _______________________________________
                              TIMOTHY J. BOMHOFF, OBA#13172
                              CONNER & WINTERS, P.C.
                              One  Leadership  Square, Suite 1700
                              211 North Robinson
                              Oklahoma City, OK  73102-7101
                              (405) 272-5711
                              (405) 232-2695 - facsimile

                              ATTORNEY FOR PETER B. BRADFORD,
                              COURT APPOINTED RECEIVER FOR
                              PLAINTIFFS, BROADCOM WIRELESS
                              COMMUNICATIONS CORP. and BLACK
                              GIANT RESOURCES CORPORATION


                    CERTIFICATE OF SERVICE
                    _______________________

     This is to certify that a true and correct copy of the above and foregoing instrument was mailed this ___ day of September, 2000, by U.S. Mail, first-class, postage prepaid, to:

     Clell I. "Skip" Cunningham, III
     Dunn, Swan & Cunningham, P.C.
     2800 Oklahoma Tower
     210 West Park Avenue
     Oklahoma City, OK  73102

     Eddie Harper
     Gene Stipe
     Stipe Law Firm
     P.O. Box 1368
     McAlester, OK  74502

     John M. Thetford
     Stipe Law Firm
     2417 E. Skelly Drive
     P.O. Box 701110
     Tulsa, OK  74170
                              CONNER & WINTERS, P.C.




                              _______________________________________
                              TIMOTHY J. BOMHOFF

                  G:\TBOM\BroadBand\Baker-2\DISMISSAL.W-PREJUDICE.wpd

           IN THE DISTRICT COURT OF OKLAHOMA COUNTY
                       STATE OF OKLAHOMA


GARY DUKE, an individual, RON           )
BAKER, an individual, and GKD, INC.,    )
an Oklahoma corporation,                )
                                        )
                    Plaintiffs,         )
                                        )
vs.                                     )     Case No. CJ-2000-4813
                                        )
BROADCOM WIRELESS                       )
COMMUNICATIONS CORPORATION,             )
an Oklahoma corporation,                )
                                        )
                    Defendant.          )


                   DISMISSAL WITH PREJUDICE
                   ________________________

      The  Plaintiffs, Gary Duke, Ron Baker and GKD, Inc.,  by

and through their counsel, hereby dismiss with prejudice the within action against Defendant, BroadCom Wireless Communications

Corporation in the above styled cause, with prejudice to any future refiling of the same, each party to bear their own costs and attorneys' fees.


                              _______________________________________
                              C. CRAIG COLE, OBA#1775
                              C. CRAIG COLE & ASSOCIATES
                              317 N.W. 12th Street
                              Oklahoma City, OK  73103
                              (405) 232-8700
                              (405) 232-1655 - facsimile

                              ATTORNEY FOR PLAINTIFFS,
                              GARY DUKE, RON BAKER, and GKD, INC.


                          EXHIBIT "D"

                    CERTIFICATE OF SERVICE
                    ______________________

     This is to certify that a true and correct copy of the above and foregoing instrument was mailed this ___ day of September, 2000, by U.S. Mail, first-class, postage prepaid, to:

     Timothy J. Bomhoff
     Conner & Winters, P.C.
     One Leadership Square, Suite 1700
     211 North Robinson
     Oklahoma City, OK  73102

     Attorney for Receiver, Peter B. Bradford




                              _______________________________________
                              C. CRAIG COLE

























                 G:\TBOM\BroadBand\Duke\DISMISSAL.W-PREJUDICE.wpd

                   LIMITED POWER OF ATTORNEY


     I,  GENE  STIPE,  of McAlester, Oklahoma, do hereby  execute this  Limited  Power  of  Attorney with the  intention  that  the attorney-in-fact hereinafter named shall be able  to  act  in  my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford to  be

my attorney-in fact to act for me, in my name, and in my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This Limited Power of Attorney shall  become

effective  on  September  27, 2000, and shall  remain  effective,

unless  sooner  revoked  by  me,  until  the  execution  of   the

Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.     In February, 2000, I acquired four (4) Twenty-

Five  Thousand Dollar ($25,000) debentures (Debenture Nos. A-001,

A-002,   A-014,  and  A-015)  (the "Debentures"),  in  Broadband

Wireless International Communications, Inc., a Nevada corporation

("Broadband").  On  August 11, 2000, the United  States  District

Court  for  the Western District of Oklahoma in Case No.  CIV-00-

1375 issued a Temporary Restraining Order, Asset Freeze and Order

Requiring Accountings, Prohibiting Destruction and Alteration  of

Documents  and  entered  an  additional  order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband. On  or

about  the  15'"  day  of  September,  the  Receiver  filed   the

Preliminary  Report of Temporary Receiver which  provided,  among

                               EXHIBIT "E"
other  matters, that the total assets of Broadband are valued  at

$29,444.62  and  the  net  worth  of  Broadband  is  a   negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debentures  and  I have  agreed to accept, in full surrender and cancellation  of such  Debentures,  200,000 shares of Aaro's $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement on my behalf in connection with the transaction described in the preceding Sections 3.01 through 3.03 and his

execution   thereon   shall  be  of   the   same   force   and

enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 27th day of September, 2000.



                              /s/ Gene Stipe
                              _________________________________
                              GENE STIPE

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF PITTSBURG )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 27th day of September,  2000,

personally  appeared  GENE  STIPE,  to  me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing

instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.


                              /s/ Charlene Spears
                              _________________________________
                              Notary Public

My Commission Expires:

  3-13-2003
______________________

                   LIMITED POWER OF ATTORNEY


     I,  EDDIE  HARPER,  of  McAlester,  Oklahoma,  do  hereby

execute this Limited Power of Attorney with the intention that the attorney-in-fact hereinafter named shall be able to act in my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I acquired  four  (4)

Twenty-five  Thousand  Dollar ($25,000) debentures  (Debenture

Nos.  A-003,  A-004, A-012, and A-013) (the "Debentures"),  in

Broadband  Wireless  International  Communications,  Inc.,   a

Nevada  corporation  ("Broadband"). On August  11,  2000,  the

United  States  District  Court for the  Western  District  of

Oklahoma   in   Case  No.  CIV-00-1375  issued   a   Temporary

Restraining   Order,   Asset  Freeze   and   Order   Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15'" day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other matters, that the total assets of Broadband are valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debentures  and  I have  agreed to accept, in full surrender and cancellation  of such  Debentures,  200,000 shares of Aaro's $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement on my behalf in connection with the transaction described in the preceding Sections 3.01 through 3.03 and his

execution   thereon   shall  be  of   the   same   force   and

enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 27th day of September, 2000.



                              /s/ Eddie Harper
                              ________________________
                              EDDIE HARPER

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF PITTSBURG )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 27th day of September,  2000,

personally  appeared  EDDIE HARPER, to  me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing

instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Charlene Spears
                              ________________________________
                              Notary Public
My Commission Expires:

   3-13-2003
______________________

                   LIMITED POWER OF ATTORNEY


     I,  MIKE MORRISETT, President of VIKING GROUP, of  Tulsa,

Oklahoma,  do  hereby execute this Limited Power  of  Attorney with the intention that the attorney-in-fact hereinafter named shall be able to act in my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.     In February, 2000, VIKING GROUP acquired a

Twenty-five Thousand Dollar ($25,000) debenture (Debenture No.

A-005)  (the "Debenture"), in Broadband Wireless International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other  matters, that the total assets of Broadband are  valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed  to  assume the obligations of  the  Debenture  of

VIKING  GROUP and VIKING GROUP has agreed to accept,  in  full surrender and cancellation of such Debenture, 50,000 shares of

Aaro's $0.001 par value common stock. Pursuant to the terms of the  Settlement Agreement, such shares of stock shall  not  be subject  to  any restriction on transfer and shall  be  deemed free-trading  stock  exempt  from registration  under  Section

3(a)(1 0) of the Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement on my behalf of VIKING GROUP in connection with  the transaction  described in the preceding Sections 3.01  through

3.03 and his execution thereon shall be of the same force  and enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 29th day of September, 2000.

                              VIKING GROUP



                              By /s/ Mike Morrisett
                                ________________________
                                   Mike Morrisett
                                   President

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF TULSA     )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 29th day of September,  2000,

personally  appeared Mike Morrisett, to me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing
instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Cynthia S. Goins
                              _________________________________
                              Notary Public

My Commission Expires:

   10-02-2002
_______________________

                   LIMITED POWER OF ATTORNEY


     I,  William D. Miller II, of Oklahoma City, Oklahoma,  do

hereby  execute  this  Limited  Power  of  Attorney  with  the intention that the attorney-in-fact hereinafter named shall be able  to  act  in my place for the purposes and  duration  set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I acquired a  Twenty-

five  Thousand Dollar ($25,000) debenture) (Debenture  No.  A-

006)  (the "Debenture"), in Broadband Wireless  International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other  matters, that the total assets of Broadband are  valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debenture of JERRY

MILLER  TRUST and JERRY MILLER TRUST has agreed to accept,  in full  surrender  and  cancellation of such Debenture,  100,000 shares  of  Aaro's $0.001 par value common stock. Pursuant  to the  terms of the Settlement Agreement, such shares  of  stock shall  not be subject to any restriction on transfer and shall be  deemed  free-trading stock exempt from registration  under

Section 3(a)(1 0) of the Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement  on  the behalf of JERRY MILLER TRUST in  connection with  the transaction described in the preceding Sections 3.01 through  3.03 and his execution thereon shall be of  the  same force  and enforceability as if I had executed such Settlement

Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 27th day of September, 2000.



                              By /s/ William A. Miller II
                                _____________________________
                                   WILLIAM D. MILLER II
                                   Trustee

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF OKLAHOMA  )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 27th day of September,  2000,

personally  appeared William D. Miller II, Trustee of the JERRY

MILLER TRUST, to me known  to  be the  identical  person who executed the within  and  foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Melissa Taylor
                              __________________________________
                              Notary Public

My Commission Expires:


  Jan. 5, 2003
______________________

                   LIMITED POWER OF ATTORNEY


     I,  William D. Miller II, of Oklahoma City, Oklahoma,  do

hereby  execute  this  Limited  Power  of  Attorney  with  the intention that the attorney-in-fact hereinafter named shall be able  to  act  in my place for the purposes and  duration  set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I acquired a  Twenty-

five  Thousand Dollar ($25,000) debenture) (Debenture  No.  A-

007)  (the "Debenture"), in Broadband Wireless  International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other  matters, that the total assets of Broadband are  valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debenture of JERRY

MILLER  TRUST and JERRY MILLER TRUST has agreed to accept,  in full  surrender  and  cancellation of such Debenture,  100,000 shares  of  Aaro's $0.001 par value common stock. Pursuant  to the  terms of the Settlement Agreement, such shares  of  stock shall  not be subject to any restriction on transfer and shall be  deemed  free-trading stock exempt from registration  under

Section 3(a)(1 0) of the Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement  on  the behalf of JERRY MILLER TRUST in  connection with  the transaction described in the preceding Sections 3.01 through  3.03 and his execution thereon shall be of  the  same force  and enforceability as if I had executed such Settlement

Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 27th day of September, 2000.

                              JERRY MILLER TRUST



                              By /s/ William A. Miller II
                                _____________________________
                                   WILLIAM D. MILLER II
                                   Trustee

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF OKLAHOMA  )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 27th day of September,  2000,

personally  appeared William D. Miller II, Trustee of the

JERRY MILLER TRUST, to me known  to  be the  identical  person who executed the within  and  foregoing instrument and

acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Melissa Taylor
                              _________________________________
                              Notary Public

My Commission Expires:

  Jan. 5, 2003
______________________

                   LIMITED POWER OF ATTORNEY


     I,  STEVE COPELAND, of Tulsa, Oklahoma, do hereby execute

this  Limited  Power of Attorney with the intention  that  the attorney-in-fact hereinafter named shall be able to act in  my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I  acquired  two  (2)

Twenty-five  Thousand  Dollar ($25,000) debentures  (Debenture

Nos.   A-009  and  A-017)  (the "Debentures"),  in  Broadband

Wireless   International  Communications,   Inc.,   a   Nevada

corporation  ("Broadband"). On August  11,  2000,  the  United

States District Court for the Western District of Oklahoma  in

Case  No.  CIV-00-1375 issued a Temporary  Restraining  Order,

Asset  Freeze  and  Order  Requiring Accountings,  Prohibiting

Destruction  and  Alteration  of  Documents  and  entered   an

additional order appointing Peter Bradford, Esq., as  Receiver

(the  "Receiver") of Broadband. On or about the  15th  day  of

September,  the  Receiver  filed  the  Preliminary  Report  of

Temporary Receiver which provided, among other matters, that the total assets of Broadband are valued at $29,444.62 and the net worth of Broadband is a negative $120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debentures  and  I have  agreed to accept, in full surrender and cancellation  of such  Debentures,  100,000 shares of Aaro's $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement on my behalf in connection with the transaction described in the preceding Sections 3.01 through 3.03 and his

execution   thereon   shall  be  of   the   same   force   and

enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 28th day of September, 2000.



                              /s/ Steven R. Copeland
                              ________________________________
                              STEVE COPELAND

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF TULSA     )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 28th day of September,  2000,

personally  appeared STEVE COPELAND, to me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing

instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Cynthis S. Goins
                              ________________________________
                              Notary Public

My Commission Expires:

    10/03/02
_______________________

                   LIMITED POWER OF ATTORNEY


     I,  CHRISTEL  MARTIN, President of STRA, LLC,  of  Tulsa,

Oklahoma,  do  hereby execute this Limited Power  of  Attorney with the intention that the attorney-in-fact hereinafter named shall be able to act in my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, STRA,  LLC,  acquired

Twenty-five Thousand Dollar ($25,000) debenture (Debenture No.

A-010)  (the "Debenture"), in Broadband Wireless International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other  matters, that the total assets of Broadband are  valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of my Debenture of STRA,

LLC,  LLC,  has  agreed  to  accept,  in  full  surrender  and cancellation of such Debenture, 50,000 shares of Aaro's $0.001

par   value  common  stock.  Pursuant  to  the  terms  of  the

Settlement  Agreement,  such shares  of  stock  shall  not  be subject  to  any restriction on transfer and shall  be  deemed free-trading  stock  exempt  from registration  under  Section

3(a)(10) of the Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement  on  behalf  of STRA, LLC, in  connection  with  the transaction  described in the preceding Sections 3.01  through

3.03 and his execution thereon shall be of the same force  and enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 29th day of September, 2000.

                              STRA, LLC



                              By /s/ Christel Martin
                                _________________________
                                   Christel Martin
                                   President

STATE OF FLORIDA         )
                         )    SS.
COUNTY OF PALM BEACH     )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 29th day of September,  2000,

personally  appeared Christel Martin, to me known  to  be  the

identical   person  who  executed  the  within  and  foregoing
instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Jared Allen Friedman
                              __________________________________
                              Notary Public

My Commission Expires:

  July 13, 2002
_____________________

                  LIMITED POWER OF ATTORNEY


     I,  SAM LOVERA, of McAlester, Oklahoma, do hereby execute

this  Limited  Power of Attorney with the intention  that  the attorney-in-fact hereinafter named shall be able to act in  my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I acquired a  Twenty-

five Thousand Dollar ($25,000) debenture (Debenture No. A-016)

(the   "Debenture"),   in  Broadband  Wireless   International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15'" day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other matters, that the total assets of Broadband are valued at $29,444.62 and the net worth of Broadband is a negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed  to assume the obligations of my Debenture  and  I have  agreed to accept, in full surrender and cancellation  of such  Debenture,  50,000  shares of Aaro's  $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement  on  my  behalf in connection with  the  transaction described in the preceding Sections 3.01 through 3.03 and  his
execution   thereon   shall  be  of   the   same   force   and

enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 27th  day of September, 2000.



                              /s/ Sam Lovera
                              ___________________________
                              SAM LOVERA

STATE OF OKLAHOMA   )
                    )    SS.
COUNTY OF PITTSBURG )

     Before  me, the undersigned, a Notary Public, in and  for

said  County  and State, on this 27th day of September,  2000,

personally  appeared  SAM  LOVERA,  to  me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing

instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Charlene Spears
                              __________________________________
                              Notary Public

My Commission Expires:

    3-13-2003
_______________________

                   LIMITED POWER OF ATTORNEY


     I, ERIC BOHNE, of Tulsa, Oklahoma, do hereby execute this

Limited Power of Attorney with the intention that the attorney-

in-fact hereinafter named shall be able to act in my place for the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  my  attorney-in fact to act for me, in my name, and in  my place.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  February, 2000, I acquired a  Twenty-

five Thousand Dollar ($25,000) debenture (Debenture No. A-018)

(the   "Debenture"),   in  Broadband  Wireless   International

Communications,  Inc., a Nevada corporation ("Broadband").  On

August  11,  2000, the United States District  Court  for  the

Western District of Oklahoma in Case No. CIV-00-1375 issued  a

Temporary  Restraining Order, Asset Freeze and Order Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other matters, that the total assets of Broadband are valued at $29,444.62 and the net worth of Broadband is a negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed  to assume the obligations of my Debenture  and  I have  agreed to accept, in full surrender and cancellation  of such  Debenture,  50,000  shares of Aaro's  $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     My attorney-in fact shall have all of  the

powers, discretions, elections, and authorities to execute the

Settlement  Agreement on my behalf and in my  stead  and  such signature  thereon shall be construed as if I had executed  it directly.

          4.02.      My attorney-in-fact shall have the  power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement  on  my  behalf in connection with  the  transaction described in the preceding Sections 3.01 through 3.03 and  his
execution   thereon   shall  be  of   the   same   force   and

enforceability as if I had executed such Settlement  Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.      I hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by my attorney-in-fact by virtue of these presents.

          5.02.      I hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by me, for the purpose of effectuating the terms and provisions hereof.

     WITNESS my hand this 28th  day of September, 2000.



                              /s/ Eric Bohne
                              ________________________________
                              ERIC BOHNE

STATE OF OKLAHOMA   )
                                        )    SS.
COUNTY OF TULSA     )

     Before  me, the undersigned, a Notary Public, in and  for

said  County and State, on this 28th  day of September,  2000,

personally  appeared  ERIC  BOHNE,  to  me  known  to  be  the

identical   person  who  executed  the  within  and  foregoing

instrument and acknowledged to me that he executed the same as his  free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Gail Martin
                              _________________________________
                              Notary Public

My Commission Expires:

  11/23/2003
______________________

                   LIMITED POWER OF ATTORNEY


     WE,  DONALD P. BROWN and GLENDA N. BROWN, of Panama  City

Beach, Florida, Oklahoma, do hereby execute this Limited Power of  Attorney  with  the  intention that  the  attorney-in-fact hereinafter  named shall be able to act in our place  for  the purposes and duration set forth herein.

     SECTION 1.     Designation of Attorney.

          1.01.     I constitute and appoint John Thetford  to

be  our  attorney-in fact to act for us, in our names, and  in our places.

     SECTION 2.     Effective Date of Power of Attorney.

          2.01.      This  Limited  Power  of  Attorney  shall

become  effective  on  September 27, 2000,  and  shall  remain effective, unless sooner revoked by me, until the execution of the Settlement Agreement described in Section 3, below.

     SECTION 3.     Settlement Agreement.

          3.01.      In  March,  2000,  we  acquired  a  Fifty

Thousand  Dollar  ($50,000) debenture  (the "Debenture"),  in

Broadband  Wireless  International  Communications,  Inc.,   a

Nevada  corporation  ("Broadband"). On August  11,  2000,  the

United  States  District  Court for the  Western  District  of

Oklahoma   in   Case  No.  CIV-00-1375  issued   a   Temporary

Restraining   Order,   Asset  Freeze   and   Order   Requiring

Accountings,   Prohibiting  Destruction  and   Alteration   of

Documents  and  entered an additional order  appointing  Peter

Bradford, Esq., as Receiver (the "Receiver") of Broadband.  On

or  about  the 15th day of September, the Receiver  filed  the

Preliminary Report of Temporary Receiver which provided, among other matters, that the total assets of Broadband are valued at  $29,444.62  and the net worth of Broadband is  a  negative

$120,208.00.

          3.02.      Beginning in late May, 2000, a series  of

lawsuits  were  filed  by Broadband and  affiliated  companies against  Aarow Environmental Group, Inc., d/b/a Aaro Broadband

Wireless  Communications, Inc., a. Nevada corporation ("Aaro")

and  filed  by  affiliates of Aaro against Broadband  and  its

affiliates.    A   settlement   agreement   (the   "Settlement

Agreement")  has been agreed by and among the parties  to  the lawsuits including, but not limited to, Broadband (represented by  the Receiver), Aaro and the affiliated parties. A copy  of the  Settlement Agreement has been attached to this  Power  of

Attorney as Exhibit "A."

          3.03.     As part of the Settlement Agreement,  Aaro

has  agreed to assume the obligations of our Debenture  and  I have  agreed to accept, in full surrender and cancellation  of such  Debenture,  100,000 shares of Aaro's  $0.001  par  value

common   stock.  Pursuant  to  the  terms  of  the  Settlement

Agreement,  such shares of stock shall not be subject  to  any restriction on transfer and shall be deemed free-trading stock exempt  from  registration  under Section  3(a)(1  0)  of  the

Securities Act of 1933.

     SECTION 4.     Powers.

          4.01.     Our attorney-in fact shall have all of the

powers, discretions, elections, and authorities to execute the

Settlement Agreement on our behalf and in our stead  and  such signature thereon shall be construed as if we had executed  it directly.

          4.02.      Our attorney-in-fact shall have the power

to  execute,  seal,  acknowledge, and deliver  the  Settlement

Agreement on our behalf in connection with the transaction described in the preceding Sections 3.01 through 3.03 and his

execution   thereon   shall  be  of   the   same   force   and

enforceability as if we had executed such Settlement Agreement in person.

     SECTION 5.     Ratification; Use of Photocopy.

          5.01.     We hereby ratify, allow, acknowledge,  and

hold firm and valid all acts heretofore or hereafter taken  by our attorney-in-fact by virtue of these presents.

          5.02.     We hereby authorize the use of a photocopy

of  this  Limited Power of Attorney, in lieu of  the  original copy executed by us, for the purpose of effectuating the terms and provisions hereof.

     WITNESS our hands this 22nd  day of September, 2000.



                              /s/ Donald P. Brown
                              ______________________________
                              DONALD P. BROWN

                              /s/ Glenda N. Brown
                              _______________________________
                              GLENDA N. BROWN

STATE OF FLORIDA    )
                    )    SS.
COUNTY OF BAY       )

     Before  me, the undersigned, a Notary Public, in and  for

said  County and State, on this 22nd  day of September,  2000,

personally appeared DONALD P. BROWN and GLENDA N. BROWN, to me known to be the identical persons who executed the within  and foregoing instrument and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

     Given under my hand and seal the day and year first above

written.



                              /s/ Richard L. Tragesser
                              __________________________________
                              Notary Public

My Commission Expires:

   May 9, 2001
______________________